Benefit Plans (Notes)	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Benefit Plans
Note 14—Benefit Plans
Defined Contribution Plan
We maintain several defined contribution plans for our employees. Eligible employees can enter the plans either immediately or after one year of service, depending on the plan. The plans permit employee contributions up to the IRS limits per year. For some plans, we contribute 3% of the employee’s eligible compensation to the plan regardless of the employee’s contribution. On all plans, we match a portion of all the employee’s contributions up to 6% depending on the plan. In addition, we have a money purchase pension plan for certain eligible employees. Under this plan, we make contributions to employee directed investment accounts ranging from 5.5% to 8.5% of eligible compensation depending on the employee’s age. For the years ended December 31, 2014 and 2013, we made contributions to the plans totaling approximately $1.2 million and $502 thousand, respectively.
Other Post-retirement Benefits - Medical
Our refining and distribution segment and our retail segment sponsor a post-retirement medical plan to provide health care coverage continuation from the date of retirement to age 65 for qualifying employees. Employees hired before 2006 are generally eligible to participate in the plan after five years of service and reaching the age of 55 and will pay 20% of the monthly insurance premium. Employees hired after 2006 are generally eligible to participate in the plan after five years of service and reaching the age of 55 and are required to pay 100% of the monthly insurance premium; however, after 10 years of service, they are only required to pay 50% of the monthly insurance premium.
The post-retirement medical plan resulted from the HIE acquisition and qualifying employees were credited with their prior service under Tesoro which resulted in the recognition of a liability for the projected benefit obligation. However, employees who were vested under the Tesoro post-retirement medical plan on the date of acquisition remain a liability under the Tesoro plan. As such, we did not assume any of these employees’ liability under the plan.

The changes in the benefit obligation of our post-retirement medical plan as of and for the years ended December 31, 2014, and 2013 were as follows (in thousands):

	2014	2013
Benefit obligation at the beginning of year	$4,505	$—
Acquisition of HIE	—	4,385
Service cost	260	69
Interest cost	194	52
Plan amendments	48	—
Actuarial loss (gain)	407	(1)
Projected benefit obligation at end of year	$5,414	$4,505

The post-retirement medical plan is an unfunded plan and therefor had no plan assets as of and for the years ended December 31, 2014, and 2013.
Estimated future benefit payments, which reflect expected future services, that we expect to pay for our post-retirement medical plan are as follows (in thousands):

2015	$14
2016	37
2017	74
2018	123
2019	195
2020–2024	2,359

The components of the net periodic benefit cost for the years ended December 31, 2014, and 2013 were as follows (in thousands):

	2014	2013
Service cost	$260	$69
Interest cost	194	52
Amortization of prior service cost	9	—
Net periodic benefit cost	$463	$121

The pre-tax amounts in accumulated other comprehensive loss as of December 31, 2014 and 2013 that have not yet been recognized as components of net periodic costs were as follows (in thousands):

	2014	2013
Prior service cost (credit)	$39	$—
Net actuarial loss (gain)	407	(1)
Total	$446	$(1)

The weighted-average discount rates used to determine the benefit obligations as of December 31, 2014 and 2013 were 3.50% and 4.50% respectively. The discount rates were selected by comparing the expected plan cash flows to the December 31, 2014 and 2013 Citigroup Pension Discount Curve. The weighted average discount rate used to determine net periodic benefit costs for the years ended December 31, 2014 and 2013 was 4.5%.